AGREEMENT

THIS AGREEMENT, made on the 28th day of April, 2009, by and between Butte Creek Brands, LLC, a Delaware limited liability company, herein referred to as “Butte Creek”, and Golden West Brewing Company, a California corporation, herein referred to as “GWB”.

RECITALS

1.

GWB is engaged in the general business of craft brewing and normally sells and delivers merchandise to customers on a credit basis.

2.

GWB desires to obtain operating funds for operation of its business by selling and assigning its accounts receivable.

3.

Butte Creek is willing to purchase certain of GWB’s accounts receivable, as approved by Butte Creek, according to the terms set forth herein.

In consideration of the mutual covenants set forth herein, the parties agree as follows:

Section 1.

Assignment of Accounts Receivable

GWB hereby sells, transfers and assigns to Butte Creek as absolute owner, and Butte Creek hereby purchases and accepts from GWB, except as set forth hereafter, certain accounts receivable now or hereafter created by GWB’s sales to customers acceptable to and approved by Butte Creek and represented by GWB to be bona fide existing obligations of its customers arising out of and acquired by it in its ordinary course of its business, which receivables are or will be due and owing to client without defense, offset or counterclaim.

Section 2.

Sales and Delivery of Merchandise or Services

All sales and delivery of merchandise by GWB will be made in its name with notification to customers that the accounts receivable (the phrase “accounts receivable” shall include all accounts, notes, trade acceptances, letters of credit, deposits, money savings, bills of exchange, pledges, mortgages, choses in action, or any other forms of obligation) thus created have been assigned, sold, and transferred to Butte Creek in absolute ownership.  Invoices and statements to customers are to be prepared by GWB in a manner and on forms approved by Butte Creek and Butte Creek has the right and privilege to send such invoices or statements to customers, with the cost of postage charged to the account of GWB.  All invoices are to be clearly marked in a manner specified by Butte Creek, giving full notification to the customer that the account is payable to GWB at its office in Chico, California.  Each invoice shall bear the terms contained in the original order and no change from the original terms of sale shall be made without Butte Creek’s prior written consent.  Butte Creek has the right to institute and maintain actions in its name or otherwise to collect such accounts, and those actions shall be at the cost of GWB.

Section 3.

Assumption of Credit Risk

Butte Creek, at its option, may advance money against accounts or invoices not exceeding a credit limit to be established by Butte Creek.  If an unadjusted claim or dispute delays the payment of an account when due, the amount thereof may be charged back to GWB as of the day of the original credit; such charge back will not be a reassignment of the account receivable and Butte Creek will retain a security interest in the account receivable as security for all of GWB’s obligations to Butte Creek.  GWB will report to Butte Creek all rejections and returns of merchandise and customers claims immediately upon learning thereof, and will promptly adjust claims and disputes with customers at GWB’s expense.  Should any such returned merchandise come into the possession of GWB, GWB agrees to notify Butte Creek immediately and to hold such goods in trust, at GWB’s sole risk and expense, for and on behalf of Butte Creek, and to turn over such goods to Butte Creek upon Butte Creek’s request unless the amount credited to client by reason of the sale of such merchandise is repaid or otherwise secured to Butte Creek in a manner satisfactory to Butte Creek; further, Butte Creek shall have the right to sell the returned merchandise at private or public sale at GWB’s expense.  Furthermore, Butte Creek shall have the right at all times to settle, compromise or litigate disputes or claims directly with GWB’s customers upon such terms and conditions as Butte Creek may deem advisable and to sell or cause to be sold without notice to GWB any rejected or returned goods at such prices and to such customers and upon such terms as Butte Creek may deem advisable.  If the amount received from such sale, less the costs and expenses of the sale, is less than the amount advanced on invoice represented by the merchandise, then GWB shall be charged with such deficiency and Butte Creek shall have full recourse against GWB for such deficiency.

Section 4.

Purchase Price

GWB will provide Butte Creek with an assignment of receivables, satisfactory to Butte Creek, together with the original or true copies of invoices or statements, as may be specified by Butte Creek, conclusive evidence of shipment, or other instruments or papers that Butte Creek may require.  The purchase price is to be the face amount of the receivables accepted by Butte Creek, calculated on the most favorable terms given to customer, less Butte Creek’s commission equal to five percent of the face amount of all such receivables for a period of 60 days plus interest at the rate of 15%.per annum until collected.    “Face amount of receivables” means the gross amount of such receivables less any discounts, reverse amounts, and/or allowances of any nature.  Butte Creek shall pay GWB, or credit GWB with the purchase price of such receivables, less any monies remitted, paid, or otherwise advanced by Butte Creek for the account of GWB or reserves.

Butte Creek will remit to GWB on request, and shall have the privilege of remitting at any time, the proceeds of sales as they are made, or any amounts standing to GWB’s credit.  However, to protect Butte Creek against possible returns, claims, allowances, expense, or other items properly chargeable to GWB’s account hereunder, Butte Creek may reserve an amount equal to ten percent of the face amount of the receivables, which amount is considered reasonably necessary to cover such contingencies.  Such reserve accounts shall never be less than ten percent of the outstanding receivables.  Within two (2) days of receiving payment, Butte Creek will make available to GWB the reserves held on individual paid receivables less deductions by customers, any unpaid compensation, charges or expenses, and any invoices that Butte Creek has not been paid within 75 days of billing date or when Butte Creek determines the invoice to be in dispute or not payable, whichever is earliest.  These amounts will be remitted to client upon the next assignment of invoices.

Section 5

Book Entries

Immediately on the purchase of an account by Butte Creek, GWB will make appropriate entries upon its books disclosing such purchase and will execute and delivery all papers and instruments and do all things necessary to effectuate this Agreement.

Section 6

Amounts Owed to Butte Creek

Amounts owed by GWB to Butte Creek for commissions, interest or otherwise are considered as advances against GWB’s sales and are chargeable to GWB’s current account at any time at Butte Creek’s option.  If at any time Butte Creek shall be required to pay any state, federal, or local sales or excise tax on sales or services performed hereunder, the amount of the tax so paid by Butte Creek shall be charged to GWB’s account.

Section 7

Security Interest

GWB hereby agrees to execute to Butte Creek a security interest in all of GWB’s accounts receivable, contract rights, and intangibles (whether in the form of bills of lading, invoices, purchase orders, or any other documents), including those presently in existence and those acquired hereafter, as well as all chattel paper and instruments evidencing any obligation to GWB for payment of goods sold.  This security interest shall be a continuing interest and the collateral securing the payment to GWB of all accounts transferred to Butte Creek shall be covered by said security interest agreement.  In the event payment is not made to Butte Creek on any accounts transferred to Butte Creek or any amounts due and owing to Butte Creek, or in the event GWB defaults under the Uniform commercial Code or any other provisions of this Agreement, Butte Creek shall have all of the rights of GWB under the Uniform Commercial Code and shall have the right to take all actions necessary, including legal actions against GWB customers or others, in order to collect accounts assigned to Butte Creek by GWB.  In the event of any default on the part of GWB on any of the provisions herein, or should Butte Creek be required to take legal action to collect any of the accounts assigned to Butte Creek by GWB hereunder, GWB agrees to pay attorneys fees and legal costs that may be incurred as a result thereof.

In addition to accounts receivable and all of the proceeds thereof, GWB also assigns to Butte Creek all right, title, interest and grant(s) to Butte Creek as security interest in, a general lien upon and/or right of set-off in the following collateral to secure all of GWB’s present and future obligations and indebtedness to Butte Creek:  All returned, repossessed and reclaimed goods, and books and records relating thereto, all letters of credit, deposits, money savings, hold amounts, reserves, retainage, credits, non-factored receivables or like accounts maintained at or property delivered to Butte Creek.

Section 8

Indemnity

GWB shall at all times defend and indemnify Butte Creek against all actions, proceedings, claims, demands, losses, outlays, damage, or expenses, including legal fees and costs, that Butte Creek may incur in any way in defending or prosecuting, settling, or discontinuing any proceedings, actions, or claims in consequence of or arising in any way out of merchandise losses or claims, whether for breach of contract, failure to deliver merchandise, rejection of merchandise for any reason whatsoever, damage, destruction or loss of merchandise (partial or total), breach of warranty (express or implied), or claims arising out of purchases, sales, transportation, collections on insurance, care, or custody of such merchandise sold by client from the time such merchandise was ordered until the same is finally paid for by a purchaser approved under the terms of this contract.  GWB shall also indemnify Butte Creek against any loss or liability, including attorney fees and costs, resulting from any acts or omissions of GWB or its agents or employees in connection with the goods, or the sales thereof.  GWB agrees that Butte Creek shall in no way be liable for any damage to or loss of any goods or merchandise in GWB’s possession, whatever may be the cause of such damage or loss.

Section 9

Warranty of Assignment

GWB further warrants that none of the accounts being sold and assigned to Butte Creek have heretofore been sold, transferred or pledged or assigned to any person, firm, or corporation and will not be sold, transferred or pledged or assigned at any time during the term of this Agreement without the prior written agreement of Butte Creek, except for sales of inventory in the ordinary course of business.  GWB further makes the following express warranties and representations, in addition to those implied by law or custom:

(1)

That said invoices are exactly what they purport to be on their face, not being forgeries or fictitious but genuine in every respect.

(2)

That the same do not have any defenses existing against them, except those appearing on their face, and have not been compromised in any manner.

(3)

That GWB will do nothing to interfere with the collection of same.

(4)

That GWB is the owner of same and has good, legal right to sell or assign same.  Butte Creek shall have the right to investigate and approve each individual invoice, and Butte Creek shall not be obligated to accept any assignment unless and until that assignment is approved by Butte Creek.

(5)

That GWB has paid all taxes and Worker’s Compensation Insurance which have become due and payable.

(6)

That there are no judgments, assessments or liens filed against GWB or any property, real or personal, of GWB.

Section 10

Warranty of Solvency

GWB warrants its solvency, and should it receive any checks, drafts, notes, acceptances, other moneyed instruments or cash in payment of any of the receivables assigned to Butte Creek hereunder, such payment will immediately be turned over to Butte Creek in its original form.  Butte Creek, or such persons as it may from time to time designate, shall have the right to endorse all such instruments in GWB’s name or otherwise.

Section 11

Profit and Loss Statement

GWB will submit to Butte Creek, monthly and at Butte Creek’s request, a profit and loss statement signed by an officer or employee of GWB in behalf of and as the act of GWB within 20 days after the close of each month, covering the business for the month immediately preceding the statement.  In addition, GWB will furnish Butte Creek a semi-annual balance sheet on client’s business, accompanied by a profit and loss statement from the beginning of GWB’s then current fiscal year.  Such annual balance sheet and accompanying profit and loss statement shall be prepared by an independent certified public accountant, accounting practitioner, or bookkeeper approved by Butte Creek, who has no pecuniary interest in GWB’s business.  All the books, records, accounts, corporate records, bank statements, and records of deposit of GWB, as well as any other financial records maintained by GWB, shall be open to inspection by Butte Creek, and any accountant or auditor designated by Butte Creek, for all purposes and at all times during normal business hours at GWB’s main place of business.

Section 12

Limited Power of Attorney

GWB hereby constitutes John C. Power, or any other person whom Butte Creek may designate, as GWB’s attorney in fact with power to receive, open, and take action on all mail addressed to GWB; to notify postal authorities to change the address for delivery of mail addressed to GWB to such address as Butte Creek may designate; to endorse in GWB’s name any notes, acceptances, checks, drafts, money orders, and other commercial papers and documents evidence of payment or collateral that may come into Butte Creek’s possession, to sign verifications of accounts to any debtor; and to do all other acts and things necessary to carry out this Agreement.  All acts of such attorney or designee are hereby ratified and approved, and such attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of law or fact.  This power, being coupled with an interest, is irrevocable while any purchased account shall remain unpaid.

Section 13

Breach of Warranty

If any warranty or covenant herein, express or implied, shall be broken or violated, whether caused by the act or the fault of GWB, a debtor, or others, Butte Creek shall be entitled to recover from GWB or GWB’s guarantors the damages thereby sustained, including, but not limited to, all attorney’s fees and costs, collection charges, and all other expenses that may be incurred by Butte Creek to enforce payment of any account, either as against the debtor, client, or its guarantors, or in the possession or defense of any action or proceeding related to the subject matter of this Agreement.

Section 14

Waiver

Butte Creek’s waiver of a particular breach by GWB of any covenant or warranty herein contained shall not be deemed to constitute a waiver of any subsequent breach.  Butte Creek’s failure at any particular time to exercise a right or privilege granted to it herein shall not be deemed to constitute a waiver of such or any other right or privilege.

Section 15

Termination

Either party may terminate this Agreement as to future transactions on ninety (90) days’ written notice.  However, the requirement as to minimum amounts to be factored as set out above will apply during the notice period and until the contract is terminated.  In the event GWB terminates the contract by giving written notice and fails to maintain the minimum amounts to be factored during the notice period, or any portion thereof, a termination fee based upon 90 days will be charged based upon the minimum amounts to be factored in this Agreement.  If factoring continues during the notice period and the minimums are met, no termination fee will be charged.  Notwithstanding the foregoing, this Agreement may be terminated immediately at any time and without notice by Butte Creek should:

(1)

GWB become insolvent, seek any relief under the Bankruptcy Code or any similar insolvency law.

(2)

GWB be the subject of a petition thereunder.

(3)

GWB call a meeting of creditors.

(4)

GWB breach any warranty or representation contained herein or violate any term or provision of this Agreement.

(5)

GWB make an assignment for the benefit of creditors.

(6)

GWB suspend it business, fail or be unable to pay its debts when due or suffer the appointment of a receiver or custodian.

(7)

Butte Creek receive notice of a federal or state tax lien, levy or assessment, or if Butte Creek becomes aware that there is a deficiency in the payment of any federal or state taxes, whether or not a lien has been filed with respect to such taxes.

(8)

Butte Creek reasonably determine in good faith that it is insecure with respect to the payment of all or any part of GWB’s obligation.  Should any of the above occur, the 90 day termination fee as stated above shall apply.

Upon the effective date of termination, all obligations of GWB to Butte Creek shall become immediately due and payable without further notice or demand irrespective of any maturity dates established prior thereto.  In addition, all the terms, provisions and conditions hereof, including the security interests herein granted to Butte Creek shall continue to remain in full force and effect until all of GWB’s obligations to Butte Creek are paid in full.  In the event Butte Creek shall cease to act as Butte Creek for GWB, GWB agrees to furnish Butte Creek with indemnity satisfactory to Butte Creek that it will protect Butte Creek against possible charges to GWB under the terms of this Agreement and with release satisfactory to Butte Creek of all claims GWB may have against Butte Creek, and until GWB does so, Butte Creek may hold any balance remaining to GWB’s credit in the GWB credit account as security for all obligations of GWB to Butte Creek.  GWB shall pay Butte Creek upon demand all costs and expenses, including attorney fees, incurred by Butte Creek to obtain or enforce payment of any obligations due from GWB to Butte Creek or in the prosecution or successful defense of any action, including any existing and/or future preference claim in any bankruptcy court, or proceeding concerning any matter growing out of or related to this Agreement, the factoring of GWB’s accounts receivable by Butte Creek, or any obligations owing by GWB to Butte Creek.

Termination of this Agreement shall not terminate, extinguish, or remove any liens or security interest granted to Butte Creek hereunder until GWB has fully paid and discharged any and all of its obligations to Butte Creek.

Section 16

Controlling State Law

Insomuch as the transactions hereunder will take place at Butte Creek’s offices in the City of Chico, State of California, this Agreement and all transactions, assignments, and transfers hereunder, and all rights of the parties shall be governed as to validity, construction, enforcement, and in all other respects by the laws of the State of California.

Section 17

Miscellaneous

Neither party shall be bound by anything not expressed herein nor shall this Agreement be modified orally.  The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

GWB shall be liable for, and Butte Creek may charge GWB’s account with all costs and expenses of collecting any returned checks, all costs and expenses of filing financing statements including any refilling or recording taxes, the costs of GWB credit updates, the making of lien searches, and any attorney fees and expenses that may be incurred by Butte Creek in perfecting, protecting, preserving or enforcing its security interests and rights hereunder.

GWB acknowledges that Butte Creek may obtain financing from a financial institution and in connection therewith:  (a) consents to Butte Creek’s granting a security interest in all of its rights under this Agreement to the financial institution, the documents executed in connection therewith and all collateral thereunder, and (b) agrees that the financial institution shall be a beneficiary of all its representations, warranties and covenants in this Agreement and may exercise any power of attorney given by GWB to Butte Creek under this Agreement or otherwise.

Section 18

Federal Tax Liens

GWB shall be responsible for the timely payment of all tax withholdings and all other payroll tax payments for the employees and shall be responsible for the timely filing of all employment tax returns, including without limitation, all Federal and State employee withholding returns and payroll tax returns and failure to do so will constitute a breach of this Agreement.

Section 19

Successors and Assigns

This Agreement shall be binding upon the parties hereto and their successors and assigns.

Section 20

Acceptance

This Agreement shall not become effective until accepted by Butte Creek at its offices in the City of Chico, State of California.

IN WITNESS WHEREOF, the parties have executed this Agreement at Gualala, California the day and year first above mentioned.

Assignor:

Accepted by:

GOLDEN WEST BREWING COMPANY

BUTTE CREEK BRANDS, LLC

A California corporation

A Delaware limited liability company

By:

/s/ John C. Power

By:

/s/ John C. Power

John C. Power, Manager